UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2025

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
    Las Vegas, Nevada         89193-8510
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On February 20, 2025, the independent members of the Board of Directors of Southwest Gas Holdings, Inc. ("Company") approved an award of special performance stock units ("PSUs") under the Company's 2024 Omnibus Incentive Plan ("2024 Plan") to Karen S. Haller, the Company’s President and Chief Executive Officer. Ms. Haller was issued 25,456.088 PSUs (assuming target performance), which will vest on December 31, 2026 based on the level of achievement of the Company earnings per share and Southwest Gas Corporation adjusted net income performance goals, with a relative total shareholder return modifier, subject to Ms. Haller’s Continuous Service (as such term is defined in the 2024 Plan).

The Performance Stock Unit Award Agreement with Ms. Haller (the “Award Agreement”) contains restrictions on transfer and encumbrances during the period before vesting, forfeiture provisions, and special vesting terms providing immediate vesting in full in the event of termination due to death, disability, approved retirement, involuntary termination due to a general reduction in force or specific elimination of the Ms. Haller’s job (except in connection with a termination for cause), and termination without cause or with good reason within 24 months following a change in control. The Award Agreement also provides for crediting of dividend equivalents and distribution of common stock and accumulated dividend equivalents as soon as administratively possible after vesting, along with provisions on tax liability, tax withholding and compliance with Section 409A of the Code.

The foregoing summary is qualified in its entirety by reference to the text of the Performance Stock Unit Award Agreement with Karen S. Haller, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1    Performance Stock Unit Award Agreement with Karen S. Haller

104    Cover Page formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

February 25, 2025	/s/ Catherine M. Mazzeo
Catherine M. Mazzeo
Senior Vice President/Chief Legal, Safety and Compliance Officer and Corporate Secretary